POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph E. Mullaney and Thomas F. Skelly, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8 (the "Registration Statement") to be filed pursuant to the Securities Act of 1933, as amended, by The Gillette Company, a Delaware corporation, and any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, shall do or cause to be done by virtue hereof.

     This instrument has been signed by the following persons in the capacities and on the dates indicated.

Signatures                                                    Title

/s/ Alfred M. Zeien                         Chairman of the Board of
                                            Directors and Chief Executive
Alfred M. Zeien                             Officer and Director
                                            (Principal Executive Officer)
/s/ Michael C. Hawley
                                            President, Chief Operating
                                            Officer and Director
Michael C. Hawley
/s/ Joseph E. Mullaney
                                            Vice Chairman of the Board of
                                            Directors and Director
Joseph E. Mullaney
/s/ Thomas F. Skelly
                                            Senior Vice President and
                                            Chief Financial Officer
Thomas F. Skelly                            (Principal Financial Officer)
/s/ Charles W. Cramb
                                            Vice President and Controller
                                            (Principal Accounting Officer)
Charles W. Cramb
/s/ Warren E. Buffet
                                                     Director

Warren E. Buffett
/s/ Wilbur H. Gantz
                                                     Director

Wilbur H. Gantz

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/s/ Michael B. Gifford
                                                     Director

Michael B. Gifford
/s/ Carol R. Goldberg
                                                     Director

Carol R. Goldberg
/s/ Herbert H. Jacobi
                                                     Director

Herbert H. Jacobi
/s/ Henry R. Kravis
                                                     Director

Henry R. Kravis
/s/ Richard R. Pivirotto
                                                     Director

Richard R. Pivirotto
/s/ Juan M. Steta
                                                     Director

Juan M. Steta
/s/ Alexander B. Trowbridge
                                                     Director

Alexander B. Trowbridge